Reg. No.   333-______
           811-3385

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              FEDERATED STOCK TRUST
               (Exact Name of Registrant as Specified in Charter)

                                                  (800) 341-7400
                        (Area Code and Telephone Number)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                           JOHN W. MCGONIGLE, ESQUIRE
                            Federated Investors Tower
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)

                                   Copies to:

Amanda J. Reed, Esquire                    C. Todd Gibson, Esquire
Associate Corporate Counsel                Associate Corporate Counsel
Federated Investors, Inc.                  Federated Investors, Inc.
Federated Investors Tower                  Federated Investors Tower
1001 Liberty Avenue                        1001 Liberty Avenue
Pittsburgh, PA 15222-3779                  Pittsburgh, PA 15222-3779

Matthew G. Maloney, Esquire
Dickstein Shapiro Morin & Oshinsky LLP
2101 L Street, NW
Washington, DC  20037

     Title of Securities Being Registered: shares of beneficial interest of Federated Stock Trust.

     Approximate Date of Proposed Public Offering: As soon as possible after the effective date of this Registration Statement.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a) may determine.

                                 WCT EQUITY FUND
                            a portfolio of WCT Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010

Dear Shareholder:
              The Board of Trustees and management of the WCT Funds are pleased to submit for your vote a proposal to transfer all of the assets of the WCT Equity Fund (the "WCT Equity Fund") to Federated Stock Trust (the "Federated Fund"), a mutual fund advised by Federated Investment Management Company. The Federated Fund has an investment objective similar to that of the WCT Equity Fund in that it seeks to provide growth of income and capital by investing primarily in common stocks of high quality companies. As part of the transaction, you would receive shares of the Federated Fund equal in value to your shares in the WCT Equity Fund.
              The Board of Trustees of WCT Funds, as well as West Coast Trust Company, Inc., the WCT Equity Fund's investment adviser, and Edgewood Services, Inc., the WCT Equity Fund's distributor, believe the proposed Agreement and Plan of Reorganization is in the best interests of WCT Equity Fund shareholders for the following reasons:
              --The merger of the WCT Equity Fund into the Federated Fund may provide operating efficiencies as a result of the significantly greater size of the Federated Fund which were not available to WCT Equity Fund shareholders due to the smaller size of the WCT Equity Fund.
              --The Federated Fund has an investment objective similar to that of the WCT Equity Fund and offers an investment portfolio which invests in equity securities of high-quality companies.
              Your vote on the transaction is critical to its success. The transfer will be completed only if approved by a majority of all of the WCT Equity Fund's outstanding shares on the record date voted in person or represented by proxy. We hope you will participate by casting your vote in person, or by proxy if you are unable to attend the meeting. Please read the enclosed prospectus/proxy statement carefully before you vote.
              The Board of Trustees believes that the transaction is in the best interests of the WCT Equity Fund and its shareholders, and unanimously recommends that you vote for its approval.
              Thank you for your prompt attention and participation.

                                                          Sincerely,



                                                          Edward C. Gonzales
                                                          President

                                 WCT EQUITY FUND
                            a portfolio of WCT Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                       TO SHAREHOLDERS OF WCT EQUITY FUND:

              A Special Meeting of Shareholders of WCT Equity Fund, a portfolio of WCT Funds (the "WCT Equity Fund") will be held at 2:00 p.m. on April 27, 2000, at: 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, for the following purposes:
              1. To approve or disapprove a proposed Agreement and Plan of Reorganization between the WCT Equity Fund and Federated Stock Trust (the "Federated Fund"), whereby the Federated Fund would acquire all of the assets of the WCT Equity Fund in exchange for the Federated Fund's Shares to be distributed pro rata by the WCT Equity Fund to the holders of its shares in complete liquidation of the WCT Equity Fund; and
              2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Dated:  March 24, 2000         By Order of the Board of Trustees,



                               John W. McGonigle
                               Secretary

     Shareholders of record at the close of business on March 7, 2000 are entitled to vote at the meeting. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card. Your vote is important.

TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PROXY CARD, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME AT OR BEFORE THE MEETING OR VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                                        26
                           PROSPECTUS/PROXY STATEMENT
                                 March 24, 2000
                          Acquisition of the Assets of
                                WCT EQUITY FUND,
                                 a portfolio of
                                    WCT FUNDS
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                        Telephone Number: 1-888-592-8386
                        By and in exchange for shares of
                              FEDERATED STOCK TRUST
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                        Telephone Number: 1-800-245-5051

              This Prospectus/Proxy Statement describes the proposed Agreement and Plan of Reorganization (the "Plan") whereby Federated Stock Trust, a Massachusetts business trust (the "Federated Fund"), would acquire all of the assets of WCT Equity Fund, a portfolio of WCT Funds, a Massachusetts business trust (the "WCT Equity Fund"), in exchange for the Federated Fund's shares to be distributed pro rata by the WCT Equity Fund to the holders of its shares, in complete liquidation of the WCT Equity Fund. As a result of the Plan, each shareholder of the WCT Equity Fund will become the owner of the Federated Fund's shares having a total net asset value equal to the total net asset value of his or her holdings in the WCT Equity Fund.

     THE BOARD OF TRUSTEES OF THE WCT FUNDS UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN. Each of the Federated Fund and the WCT Equity Fund is a diversified portfolio of securities of an open-end management investment company. The Federated Fund's investment objective is to provide growth of income and capital by investing primarily in common stocks of high quality companies. The WCT Equity Fund's investment objective is to provide long-term capital appreciation, which it pursues by investing in value-oriented common and preferred stocks of large and medium-sized companies with market capitalizations in excess of $1.5 billion. For a comparison of the investment policies of the Federated Fund and the WCT Equity Fund, see "Summary Investment Objectives, Policies and Limitations."

     This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Federated Fund that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of the Federated Fund dated December 31, 1999, which is incorporated herein by reference. Statements of Additional Information for the Federated Fund dated December 31, 1999 (relating to the Federated Fund's Prospectus of the same date) and March 24, 2000 (relating to this Prospectus/Proxy Statement) and the Annual Report to Shareholders for the fiscal year ended October 31, 1999, all containing additional information, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. Copies of the Statements of Additional Information and the Annual Report may be obtained without charge by writing or calling the Federated Fund at the address and telephone number shown above.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                        i
                                TABLE OF CONTENTS

                                                                        Page No.

SUMMARY OF EXPENSES.......................................................... 1

SUMMARY...................................................................... 3
     About the Proposed Reorganization....................................... 3
     Investment Objectives, Policies and Limitations......................... 4
     Advisory and Other Fees................................................. 6
     Distribution Arrangements............................................... 8
     Purchase, Exchange and Redemption Procedures............................ 10
     Dividends............................................................... 12
     Tax Consequences........................................................ 12

RISK FACTORS................................................................. 13

INFORMATION ABOUT THE REORGANIZATION......................................... 14
     Background and Reasons for the Proposed Reorganization.................. 14
     Description of the Plan of Reorganization............................... 15
     Description of Federated Fund Shares.................................... 16
     Federal Income Tax Consequences......................................... 16
     Comparative Information on Shareholder Rights and Obligations........... 18
     Capitalization.......................................................... 21

INFORMATION ABOUT THE FEDERATED FUND, THE WCT EQUITY FUND AND THE WCT FUNDS..
                                                                              21
     Federated Stock Trust................................................... 21
     WCT Equity Fund, a portfolio of WCT Funds............................... 22

VOTING INFORMATION........................................................... 23
     Outstanding Shares and Voting Requirements.............................. 24
     Dissenter's Right of Appraisal.......................................... 25

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY................... 25

AGREEMENT AND PLAN OF REORGANIZATION -- EXHIBIT A............................A-1

                               SUMMARY OF EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the WCT Equity Fund and the Federated Fund's Shares.



                                                              Federated Fund        WCT Equity          Federated
                                                                                       Fund             Pro Forma
                                                                                                         Combined
                                                             ------------------    --------------    -----------------
Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price).....................              None                4.50%               None

Annual Operating Expenses (Before waiver/
reimbursements) (1)
Expenses That are Deducted from Fund Assets (As a
Percentage of Average Net Assets)
Management Fee (2)...................................              0.66%              0.75%               0.66%
Distribution (12b-1) Fees............................              None               0.25%               None
Shareholder Services Fee (3).........................              0.25%              0.25%               0.25%
Other Expenses.......................................              0.14%              0.44%               0.14%
          Total Annual Operating Expenses............              1.05%              1.69%               1.05%
---------------------
(1)  Although not contractually obligated to do so, the shareholder services provider waived certain amounts during the year ended October 31, 1999 for the Federated Fund and for the WCT Equity Fund. These are shown below along with the net expenses the Federated Fund and WCT Equity Fund actually paid for the year ending October 31, 1999. In addition, the Federated Pro Forma
     Combined reflects the expenses which are anticipated to be paid by the
     Federated Fund's Shares following the proposed transfer of assets from WCT
     Equity Fund into the Federated Fund.

                                                                 Federated          WCT Equity         Federated Pro
                                                                   Fund                Fund                Forma
                                                                                                         Combined
                                                             ------------------   ----------------    ----------------
Total Waivers of Fund Expenses                                     0.10%               0.62%               0.10%
Total Actual Annual Fund Operating Expenses                        0.95%               1.07%               0.95%
    (after waivers)



(2) The adviser for WCT Equity Fund voluntarily waived a portion of its management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the WCT Equity Fund (after voluntary waiver) was 0.50%, for the year ended October 31, 1999. The maximum management fee for the Federated Fund is 0.75% of the first $500 million in average daily net assets (ADNA); 0.675% of the second $500 million in ADNA; 0.60% of the third $500 million in ADNA; 0.525% of the fourth $500 million in ADNA; and 0.40% of ADNA in excess of $2 billion.


(3) The shareholder services provider voluntarily waived 0.10% of the 0.25% shareholder services fee for the Federated Fund and 0.12% of the 0.25% shareholder services fee for the WCT Equity Fund. The shareholder service provider can terminate this voluntary waiver at any time in its sole discretion. The shareholder services fees paid by the Federated Fund and the WCT Equity Fund were 0.15% and 0.13%, respectively, for the year ended October 31, 1999.

EXAMPLE

              This following Example is intended to help you compare the cost of investing in the WCT Equity Fund with the cost of investing in the Federated Fund.

The Example assumes that you invest $10,000 in each fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Federated Pro Forma Combined Example assumes that you invest $10,000 in the Federated Fund after the transfer of assets from the WCT Equity Fund into the Federated Fund. The Example assumes that your investment has a 5% return each year and that the Federated Fund, WCT Equity Fund and Federated Pro Forma Combined operating expenses are before waivers as shown above in the Table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------

Federated Fund.........................................        $107          $334           $579          $1,283
WCT Equity Fund........................................        $614          $959           $1,326        $2,358
Federated Pro Forma Combined...........................        $107          $334           $579          $1,283

                                     SUMMARY
              This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of the Federated Fund dated December 31, 1999, the Statement of Additional Information of the Federated Fund dated December 31, 1999, the Prospectus of the WCT Equity Fund dated December 31, 1999, the Statement of Additional Information of the WCT Equity Fund dated December 31, 1999, and the Plan, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A.

About the Proposed Reorganization
              The Board of Trustees of the WCT Equity Fund has voted to recommend approval of the Plan to holders of the shares of the WCT Equity Fund whereby the Federated Fund would acquire all of the assets of the WCT Equity Fund in exchange for the Federated Fund's shares to be distributed pro rata by the WCT Equity Fund to its shareholders in complete liquidation and dissolution of the WCT Equity Fund (the "Reorganization"). As a result of the Reorganization, each shareholder of the WCT Equity Fund will become the owner of the Federated Fund's shares having a total net asset value equal to the total net asset value of his or her holdings in the WCT Equity Fund on the date of the Reorganization, i.e., the Closing Date (as hereinafter defined).
              As a condition to the Reorganization, the Federated Fund and the WCT Equity Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), so that no gain or loss will be recognized by either the Federated Fund or the WCT Equity Fund or the shareholders of the WCT Equity Fund. The tax basis of the Federated Fund's shares received by WCT Equity Fund shareholders will be the same as the tax basis of their shares in the WCT Equity Fund. After the acquisition is completed, the WCT Equity Fund will be dissolved.

Investment Objectives, Policies and Limitations
Investment Information - Federated Fund
              The investment objective of the Federated Fund is to provide growth of income and capital. This investment objective may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Federated Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Federated Fund pursues its investment objective by investing in equity securities of companies that are generally leaders in their industries, are characterized by sound management and have the ability to finance expected growth. The Federated Fund's holdings ordinarily will be in large capitalization companies that are in the top 25% of their industries with regard to revenues. The Federated Fund limits its exposure to each business sector that comprises more than 5% of the Standard & Poor's 500 Index ("Index"), so that its allocation to a sector will not be less than 50% nor more than 200% of the Index's allocation to that sector. The Federated Fund also invests in American Depositary Receipts ("ADRs"). Unless otherwise designated, the investment policies of the Federated Fund may be changed by the Board of Trustees without shareholder approval, although shareholders will be notified before any material change becomes effective. Investment Information - WCT Equity Fund
              The investment objective of the WCT Equity Fund is to achieve long-term capital appreciation. This investment objective may not be changed without the affirmative vote of a majority of the outstanding voting securities of the WCT Equity Fund, as defined in the 1940 Act. The WCT Equity Fund pursues its investment objective by investing in value-oriented common and preferred stocks of large and medium-sized companies with market capitalizations in excess of $1.5 billion. The WCT Equity Fund may also occasionally invest in stocks of companies with smaller capitalizations that have value characteristics, including a price-to earnings ratio less than stocks in the S&P 500, higher-than-average dividend yields or lower-than-average price-to-book value. As a matter of investment policy, which may be changed without shareholder approval, the WCT Equity Fund will invest so that, under normal circumstances, at least 80% of the value of its total assets are invested in equity securities. The WCT Equity Fund also has the ability to invest in ADRs. Unless otherwise designated, the investment policies of the WCT Equity Fund may be changed by the Board of Trustees without shareholder approval.

              The investment policies and practices of each of the Federated Fund and the WCT Equity Fund are comparable in that both funds invest in similar equity securities. The principal difference is that the WCT Equity Fund has a specific policy of investing at least 80% of its assets in equity securities while the Federated Fund has no such formal policy, although under normal market conditions, it would expect to do so.

              Both the Federated Fund and the WCT Equity Fund are subject to certain investment limitations, which are similar. The principal difference in investment limitations relates to those which may be changed without shareholder approval (a "non-fundamental" policy), and those which require shareholder approval to change (a "fundamental" policy). For the Federated Fund, these include non-fundamental investment limitations which prohibit it from (1) purchasing securities on margin, provided that it may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that it may make margin deposits in connection with its use of financial options and futures, forward and spot currency transactions and other financial contracts or derivative instruments; and (2) mortgaging, pledging, or hypothecating any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities. These investment limitations may be changed without shareholder approval.
              The WCT Equity Fund has similar investment limitations that it considers to be fundamental, including prohibitions on: (1) selling securities short or purchasing any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities; and (2) mortgaging, pledging, or hypothecating any assets except to secure permitted borrowings, in which case, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the total assets at the time of the pledge, provided that the purchase of securities on a when issued basis is not deemed to be a pledge.
              In addition to the policies and limitations set forth above, both the Federated Fund and the WCT Equity Fund are subject to certain additional investment policies and limitations, described in the Federated Fund's Statement of Additional Information dated December 31, 1999, and the WCT Equity Fund's Statement of Additional Information dated December 31, 1999. Reference is hereby made to the Federated Fund's Prospectus and Statement of Additional Information, each dated December 31, 1999, and to the WCT Equity Fund's Prospectus and Statement of Additional Information, each dated December 31, 1999, which set forth in full the investment objective, policies and investment limitations of each of the Federated Fund and the WCT Equity Fund, all of which are incorporated herein by reference thereto.

Advisory and Other Fees
              The maximum annual investment advisory fee for the Federated Fund is 0.75 of 1% of the first $500 million in average daily net assets (ADNA);
0.675 of 1% of the second $500 million in ADNA; 0.60 of 1% of the third $500 million in ADNA; 0.525 of 1% of the fourth $500 million in ADNA; and 0.40 of 1% of ADNA in excess of $2 billion. The investment adviser to the Federated Fund, Federated Investment Management Company ("Federated Investment Management Company"), a subsidiary of Federated Investors, may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of the Federated Fund. This voluntary waiver or reimbursement may be terminated by Federated Investment Management Company at any time in its sole discretion. The maximum annual management fee for the WCT Equity Fund is 0.75 of 1% of average daily net assets of the WCT Equity Fund. The WCT Equity Fund's investment manager, West Coast Trust Company, Inc. ("West Coast Trust"), may similarly voluntarily choose to waive a portion of its advisory fee or reimburse the WCT Equity Fund for certain expenses and may likewise terminate such waiver or reimbursement at any time in its sole discretion. West Coast Trust has delegated daily management of the WCT Equity Fund's assets to the Sub-Adviser, Becker Capital Management, Inc., who is paid by the Adviser and not by the Fund.
              Federated Services Company, an affiliate of Federated Investment Management Company, provides certain administrative personnel and services necessary to operate the Federated Fund and to the WCT Equity Fund. Federated Services Company provides these services at an annual rate based upon the average aggregate daily net assets of all funds advised by Federated Investment Management Company and its affiliates. The rate charged is 0.15 of 1% on the first $250 million of all such funds' average aggregate daily net assets, 0.125 of 1% on the next $250 million, 0.10 of 1% on the next $250 million and 0.075 of 1% of all such funds' average aggregate daily net assets in excess of $750 million. Federated Services Company's minimum annual administrative fee for the Federated Fund is $125,000 plus $30,000 for each additional class of shares of any such portfolio, while the administrative fee received by Federated Services Company with respect to the WCT Equity Fund during any fiscal year shall be at least $75,000 per portfolio. Federated Services Company may choose voluntarily to waive a portion of its fee. The administrative fee expense for the Federated Fund's fiscal year ended October 31, 1999 was $1,224,700 or 0.08% of its average daily net assets. The administrative fee expense for the WCT Equity Fund's fiscal year ended October 31, 1999 was $67,969 or 0.15% of its average daily net assets.
              The Federated Fund and the WCT Equity Fund have each entered into a Shareholder Services Agreement under which it may make payments of up to 0.25 of 1% of the average daily net asset value of the shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreement provides that Federated Shareholder Services Company ("FSSC"), an affiliate of Federated Investment Management Company, either will perform shareholder services directly or will select financial institutions to perform such services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedule of such fees and the basis upon which such fees will be paid is determined from time to time by the Federated Fund, the WCT Equity Fund and FSSC.
              The total annual operating expenses of the Federated Fund were 0.95% of average daily net assets (after waivers) for the fiscal year ended October 31, 1999. The total annual operating expenses for the WCT Equity Fund were 1.02% of average daily net assets (after waivers) for the fiscal year ended October 31, 1999. Without such waivers, the expense ratio of the Federated Fund and the WCT Equity Fund would have been 1.05%, or 0.10% higher, and 1.42%, or 0.40% higher, respectively, of average daily net assets.

Distribution Arrangements
              Federated Securities Corp. ("FSC"), an affiliate of Federated Investment Management Company, is the principal distributor for shares of the Federated Fund. Edgewood Services, Inc. ("Edgewood"), also an affiliate of Federated Investment Management Company, is the principal distributor for shares of the WCT Equity Fund. Shares of the Federated Fund are sold at net asset value, without a sales charge, next determined after an order is received. The Federated Fund does not have a Rule 12b-1 plan in effect with respect to its shares and, accordingly, does not, nor does FSC, compensate brokers and dealers for sales and administrative services performed in connection with sales of shares of the Federated Fund pursuant to a plan of distribution adopted pursuant to Rule 12b-1. However, FSC and FSSC, from their own assets, may pay financial institutions supplemental fees as financial assistance for providing substantial sales services, distribution-related support services or shareholder services with respect to the Federated Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by FSC may be reimbursed by Federated Investment Management Company or its affiliates.
              Certain costs exist with respect to the purchase of WCT Equity Fund shares. Except under certain circumstances, shares of the WCT Equity Fund are sold at net asset value, next determined after an order is received, plus a maximum sales charge of 4.50%. The WCT Equity Fund has a Rule 12b-1 plan with an annual maximum of 0.25 of 1% of the WCT Equity Fund's average daily net assets and, accordingly, Edgewood may compensate brokers and dealers for sales and administrative services performed in connection with sales of shares of the WCT Equity Fund pursuant to a plan of distribution adopted pursuant to Rule 12b-1. For sales of shares of the WCT Equity Fund, a dealer will normally receive up to 85% of the applicable sales charge. The sales charge for shares sold other than through West Coast Trust or registered broker/dealers will be retained by Edgewood. However, Edgewood will, periodically, uniformly offer to pay to dealers additional amounts in the form of cash or promotional incentives. Such payments, all or a portion of which may be paid from the sales charge Edgewood normally retains or any other source available to it, will be predicated upon the amount of shares of the WCT Equity Fund that are sold by the dealer. After the reorganization is completed, WCT Equity Fund shareholders will be able to purchase Federated Fund shares without a sales charge. For a complete description of sales charges and exemptions from such charges, reference is hereby made to the Prospectus of the WCT Equity Fund dated December 31, 1999, which is incorporated herein by reference thereto.

Purchase, Exchange and Redemption Procedures
              The transfer agent and dividend disbursing agent for each of the Federated Fund and the WCT Equity Fund is Federated Shareholder Services Company. Procedures for the purchase, exchange and redemption of the Federated Fund's shares differ slightly from procedures applicable to the purchase, exchange and redemption of the WCT Equity Fund's shares. Reference is made to the Prospectus of the Federated Fund dated December 31, 1999, and the Prospectus of the WCT Equity Fund dated December 31, 1999, for a complete description of the purchase, exchange and redemption procedures applicable to purchases, exchanges and redemptions of Federated Fund and WCT Equity Fund shares, respectively, each of which is incorporated herein by reference thereto. Set forth below is a brief description of the significant purchase, exchange and redemption procedures applicable to the Federated Fund's Shares and the WCT Equity Fund's shares.
              Purchases of Shares of the Federated Fund may be made through FSC or, once an account has been established, by wire or check. Purchases of shares of the WCT Equity Fund may be made through West Coast Trust and through certain broker/dealers under contract with Edgewood or directly by wire or check once an account has been established. The minimum initial investment in the Federated Fund is $25,000; however, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. All accounts maintained by an institutional investor will be combined together to determine whether such minimum investment requirement is met. For purposes of the minimum initial investment, all WCT Equity Fund shareholder accounts maintained by Edgewood will be combined to meet the minimum investment requirement. The minimum initial investment in the WCT Equity Fund is $1,000 for an individual investor, and $5,000 by a trust customer of West Coast Trust or any other financial institution. Subsequent investments must be in amounts of at least $100. These minimums may be waived by the WCT Equity Fund from time to time. All accounts maintained by an institutional investor will be combined together to determine whether such minimum investment requirement is met. The Federated Fund and the WCT Equity Fund each reserves the right to reject any purchase request.
              The purchase price of the Federated Fund's shares is based on net asset value, without a sales charge. The purchase price of the WCT Equity Fund's shares is based on net asset value, plus a sales charge. Except in limited circumstances, the net asset value per share for each of the Federated Fund and the WCT Equity Fund is calculated as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day on which the NYSE is open for business. Federated Fund purchase orders by wire are considered received immediately and payments must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federated Fund purchase orders received by check are considered received after the check is converted into federal funds, which normally occurs the business day after receipt, and shares will be eligible to receive dividends when the Fund receives the payment. Purchase orders for shares of the WCT Equity Fund received from West Coast Trust and authorized brokers and dealers before 4:00 p.m. (Eastern time) may be entered at that day's price. Payment is normally required in three business days.
              Shares in certain of the funds for which subsidiaries or affiliates of Federated Investors serve as investment adviser (collectively, the "Federated Funds") may be exchanged for shares of the Federated Fund at net asset value. The exchange is subject to any initial or subsequent investment amounts of the fund into which the exchange is being made. Holders of shares of the WCT Equity Fund have exchange privileges with respect to shares in other Federated Funds. Exchanges are made at net asset value plus the difference between the WCT Equity Fund's sales charge already paid and any applicable sales charge on shares of the fund to be acquired in the exchange. Exercise of the exchange privilege is treated as a redemption and new purchase for federal income tax purposes and, accordingly, may have tax consequences for the shareholder. Information on share exchanges may be obtained from the Federated Fund or the WCT Equity Fund, as appropriate.
              Redemptions of Federated Fund Shares may be made through a financial institution, by telephone or by mailing a written request. Redemptions of WCT Equity Fund shares may be made through West Coast Trust or the WCT Equity Fund, by telephone or by mailing a written request, or through the WCT Equity Fund's systematic withdrawal program. Shares of the Federated Fund and shares of the WCT Equity Fund are each redeemed at their net asset value next determined after the redemption request is received on each day on which the Federated Fund computes its net asset value. Proceeds will ordinarily be distributed by check within seven days after receipt of a redemption request.
              Any questions about such procedures may be directed to, and assistance in effecting purchases, exchanges or redemptions of the Federated Fund's Shares or the WCT Equity Fund's shares may be obtained from FSC, principal distributor for the Federated Fund, and from Edgewood Services, Inc., principal distributor for the WCT Equity Fund, at 1-888-592-8386.

Dividends
              Each of the Federated Fund's and the WCT Equity Fund's current policy is to declare and pay dividends quarterly and to make annual distributions of net realized capital gains, if any. With respect to both the Federated Fund and the WCT Equity Fund, unless a shareholder otherwise instructs, dividends and capital gain distributions will be reinvested automatically in additional shares at net asset value.

Tax Consequences
              As a condition to the Reorganization, the Federated Fund and the WCT Equity Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Code so that no gain or loss will be recognized by either the Federated Fund or the WCT Equity Fund or the shareholders of the WCT Equity Fund. The tax basis of the Federated Fund shares received by WCT Equity Fund shareholders will be the same as the tax basis of their shares in the WCT Equity Fund.

                                  RISK FACTORS
              As with other mutual funds that invest in equity securities, both the Federated Fund and the WCT Equity Fund are subject to market risks. The value of the equity securities in the portfolios of the WCT Equity Fund and the Federated Fund will go up and down. These fluctuations could be a sustained trend or a drastic movement, and may reflect changes in individual portfolio securities or general changes in stock valuations. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. If the Federated Fund or the WCT Equity Fund allocates more of its portfolio holdings to a particular sector, then its performance will be more susceptible to any economic, business or other developments which generally affect that sector. In addition, because the Federated Fund and the WCT Equity Fund may invest in ADRs issued by foreign companies, their share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards, than would otherwise be the case. The Federated Fund invests primarily in value stocks, which are typically less volatile than growth stocks, and which tend to have higher dividends than growth stocks, which means they depend less on price changes for returns and may lag behind growth stocks in a "up" market. A full discussion of the risks inherent in investment in the Federated Fund and the WCT Equity Fund is set forth in the Federated Fund's Prospectus and Statement of Additional Information, each dated December 31, 1999, and the WCT Equity Fund's Prospectus and Statement of Additional Information, each dated December 31, 1999, each of which is incorporated herein by reference thereto.

                      INFORMATION ABOUT THE REORGANIZATION

Background and Reasons for the Proposed Reorganization
              The WCT Equity Fund was established in 1997 to provide investors with an opportunity to invest in a professionally-managed portfolio of equity securities. Although the Board of Trustees of the WCT Funds has been satisfied with the performance of the WCT Equity Fund, it, and West Coast Trust, believe that economies of scale might be experienced by WCT Equity Fund shareholders if they were to become shareholders of a larger fund.
              The WCT Equity Fund currently has net assets of approximately $26,408,171, compared to the Federated Fund's net assets of $1,561,114,717. Since inception, in an effort to remain competitive with other investment companies, West Coast Trust has waived a portion of its investment advisory fees and reimbursed the WCT Equity Fund for certain operating expenses, resulting in aggregate fee waivers and expense reimbursements of $183,522 for the WCT Equity Fund's fiscal year ended October 31, 1999. West Coast Trust has concluded that it will not be able to continue indefinitely to waive such investment advisory fees and reimburse operating expenses in order to allow the WCT Equity Fund to earn a return on its investments competitive with other investment companies with similar investment objectives. As a result, West Coast Trust has recommended to the Board of Trustees that it would be in the best interests of the WCT Equity Fund, and its shareholders, to combine its assets with those of the Federated Fund. Such a combination may achieve operating efficiencies and economies of scale as a result of the larger size of the Federated Fund while allowing shareholders to maintain an investment in a fund whose investment objective is to provide growth of income and capital by investing primarily in common stocks of high quality companies.
              The Board of Trustees, including a majority of the independent Trustees, determined that participation in the Reorganization is in the best interests of the WCT Equity Fund and that the interests of WCT Equity Fund shareholders would not be diluted as a result of its effecting the Reorganization. Based upon the foregoing considerations, and the fact that shareholders of the WCT Equity Fund will not suffer any adverse tax consequences as a result of the Reorganization, the Board of Trustees unanimously voted to approve, and recommend to WCT Equity Fund shareholders the approval of, the Reorganization.
              The Board of Trustees of the Federated Fund, including the independent Trustees, have unanimously concluded that consummation of the Reorganization is in the best interests of the Federated Fund and the shareholders of the Federated Fund and that the interests of Federated Fund shareholders would not be diluted as a result of effecting the Reorganization and have unanimously voted to approve the Plan.

Description of the Plan of Reorganization
              The Plan provides that the Federated Fund will acquire all of the assets of the WCT Equity Fund in exchange for the Federated Fund's shares to be distributed pro rata by the WCT Equity Fund to its shareholders in complete liquidation of the WCT Equity Fund on or about April 28, 2000 (the "Closing Date"). The value of the WCT Equity Fund's assets to be acquired by the Federated Fund shall be the value of such assets computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Closing Date (the "Closing"). Shareholders of the WCT Equity Fund will become shareholders of the Federated Fund as of the Closing, and will be entitled to the Federated Fund's next dividend distribution.
              On or before the Closing, the WCT Equity Fund will declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its net investment income and realized net capital gain, if any, for all taxable years ending on or before the Closing Date.
              Consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt of an opinion in form and substance satisfactory to the WCT Equity Fund and the Trust, on behalf of the Federated Fund, as described under the caption "Federal Income Tax Consequences" below. The Plan may be terminated and the Reorganization may be abandoned at any time before or after approval by shareholders of the WCT Equity Fund prior to the Closing Date by either party if it believes that consummation of the Reorganization would not be in the best interests of its shareholders.
              Federated Investment Management Company is responsible for the payment of substantially all of the expenses of the Reorganization incurred by either party, whether or not the Reorganization is consummated. Such expenses include, but are not limited to, accountants' fees, legal fees, registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the WCT Equity Fund shareholders and the costs of holding the Special Meeting (as hereinafter defined).
              The foregoing description of the Plan entered into between the Federated Fund and the WCT Equity Fund, is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference thereto.

Description of Federated Fund Shares
              Full and fractional Shares of the Federated Fund will be issued without the imposition of a sales charge or other fee to the shareholders of the WCT Equity Fund in accordance with the procedures described above. Shares of the Federated Fund to be issued to shareholders of the WCT Equity Fund under the Plan will be fully paid and non-assessable when issued and transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the Federated Fund dated December 31, 1999, provided herewith for additional information about Shares of the Federated Fund.

Federal Income Tax Consequences
              As a condition to the Reorganization, the Federated Fund, and the WCT Equity Fund will receive an opinion from Dickstein Shapiro Morin & Oshinsky LLP, counsel to the Federated Fund and the WCT Equity Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization as set forth in the Plan will constitute a tax-free "reorganization" under Section 368(a)(1)(C) of the Code and the Federated Fund and the WCT Equity Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Federated Fund upon its receipt of the WCT Equity Fund's assets solely in exchange for Federated Fund shares; (3) no gain or loss will be recognized by the WCT Equity Fund upon the transfer of its assets to the Federated Fund in exchange for Federated Fund shares or upon the distribution (whether actual or constructive) of the Federated Fund shares to the WCT Equity Fund shareholders in exchange for their shares of the WCT Equity Fund; (4) no gain or loss will be recognized by shareholders of the WCT Equity Fund upon the exchange of their WCT Equity Fund shares for Federated Fund shares; (5) the tax basis of the WCT Equity Fund's assets acquired by the Federated Fund will be the same as the tax basis of such assets to the WCT Equity Fund immediately prior to the Reorganization; (6) the tax basis of Federated Fund shares received by each shareholder of the WCT Equity Fund pursuant to the Plan will be the same as the tax basis of WCT Equity Fund shares held by such shareholder immediately prior to the Reorganization; (7) the holding period of the assets of the WCT Equity Fund in the hands of the Federated Fund will include the period during which those assets were held by the WCT Equity Fund; and (8) the holding period of Federated Fund shares received by each shareholder of the WCT Equity Fund will include the period during which the WCT Equity Fund shares exchanged therefor were held by such shareholder, provided the WCT Equity Fund shares were held as capital assets on the date of the Reorganization.
              Shareholders should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. The WCT Equity Fund does not expect to obtain a ruling from the IRS regarding the consequences of the Reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the Reorganization and was successful, neither of which is anticipated, the Reorganization would be treated as a taxable sale of assets of the WCT Equity Fund, followed by the taxable liquidation of the WCT Equity Fund.
              The Federated Fund does not anticipate that taxable sales involving significant amounts of securities of the combined portfolio will have to be made after the Reorganization to effect a realignment with the policies and investment practices of the Federated Fund.

Comparative Information on Shareholder Rights and Obligations
              General. Both the Federated Fund and the WCT Equity Fund are open-end, diversified management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current net asset value. Each of the Federated Fund and the WCT Funds is organized as a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts. Each of the Federated Fund and the WCT Funds is governed by its respective Declaration of Trust, Bylaws and Board of Trustees, in addition to applicable state and federal law. The rights of shareholders of the Federated Fund and shareholders of the WCT Funds as set forth in the applicable Declaration of Trust and By-laws are substantially identical. Set forth below is a brief summary of the significant rights of shareholders of the Federated Fund and shareholders of the WCT Equity Fund.
              Shares of the Federated Fund and the WCT Equity Fund. The Federated Fund is authorized to issue an unlimited number of shares of beneficial interest which have no par value. The Federated Fund has only one class of shares. The WCT Equity Fund is authorized to issue an unlimited number of shares of beneficial interest which have no par value. The WCT Equity Fund is a portfolio of the WCT Funds and has only one class of shares. Issued and outstanding shares of both the Federated Fund and WCT Equity Fund are fully paid and non-assessable, and freely transferable.
              Voting Rights. Neither the Federated Fund nor the WCT Equity Fund is required to hold annual meetings of shareholders, except as required under the 1940 Act. Shareholder approval is necessary only for certain changes in operations or the election of trustees under certain circumstances. Each of the Federated Fund and the WCT Funds requires that a special meeting of shareholders be called for any permissible purpose upon the written request of the holders of at least 10% of the outstanding shares of the series or class of the Federated Fund or the WCT Funds, as the case may be, entitled to vote. Each share of the Federated Fund and of the WCT Equity Fund gives the shareholder one vote in trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio or class in each of the Federated Fund and the WCT Funds have equal voting rights except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote.
              Trustees. The Declaration of Trust for the Federated Fund and the Declaration of Trust for the WCT Funds each provides that the term of office of each Trustee shall be for the lifetime of the Federated Fund or the WCT Funds, as the case may be, or the earlier of his or her death, resignation, retirement, removal or mental or physical incapacity. A Trustee of the Federated Fund or the WCT Funds may be removed by: (i) written instrument signed by at least two-thirds of the Trustees, (ii) a majority vote of the Trustees if the Trustee has become mentally or physically incapacitated or (iii) a vote of two-thirds of the outstanding shares at any special meeting of shareholders. A vacancy on the Board may be filled by the Trustees remaining in office. A meeting of shareholders will be required for the purpose of electing additional Trustees whenever fewer than a majority of the Trustees then in office were elected by shareholders.
              Liability of Trustees and Officers. Under both the Declaration of Trust for the Federated Fund and the Declaration of Trust for the WCT Funds, a Trustee or officer will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of the Federated Fund and the Declaration of Trust of the WCT Funds each further provides that Trustees and officers will be indemnified by the Federated Fund or the WCT Funds, as the case may be, to the fullest extent permitted by law against liability and against all expenses of litigation unless the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the person's duties.
              Shareholder Liability. Under certain circumstances, shareholders of the Federated Fund may be held personally liable as partners under Massachusetts law for obligations of the Federated Fund. To protect its shareholders, the Federated Fund has filed legal documents with the Commonwealth of Massachusetts that expressly disclaim the liability of its shareholders for such acts or obligations of the Federated Fund. These documents require that notice of this disclaimer be given in each agreement, obligation or instrument that the Federated Fund or its Trustees enter into or sign.
              In the unlikely event a shareholder is held personally liable for the Federated Fund's obligations on behalf of the Federated Fund, the Federated Fund is required to use its property to protect or compensate the shareholder. On request, the Federated Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Federated Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Federated Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them from assets of the Federated Fund.

     Shareholders of the WCT Equity Fund have the same potential liability under Massachusetts law. Termination. In the event of the termination of the Federated Fund or of the termination of the WCT Equity Fund, the shareholders of the respective portfolio are entitled to receive, when and as declared by its Trustees, the excess of the assets belonging to the respective portfolio over the liabilities belonging to the respective portfolio. In either case, the assets belonging to the portfolio will be distributed among the shareholders in proportion to the number of shares of the respective portfolio held by them.

Capitalization
              The following table sets forth the unaudited capitalization of the Federated Fund and of the WCT Equity Fund as of February 15, 2000:

                                 Federated Fund              WCT Equity
                                                                Fund
                              ---------------------     ---------------------

Net Assets....................   $1,561,114,717               $26,408,171
Net Asset Value Per Share.....       $36.08                      $8.29
Shares Outstanding............ 46,676,655.394           4,208,135.74

                      INFORMATION ABOUT THE FEDERATED FUND
                             AND THE WCT EQUITY FUND

Federated Stock Trust
              Information about the Federated Fund is contained in the Federated Fund's current Prospectus dated December 31, 1999, a copy of which is included herewith and incorporated herein by reference. Additional information about the Federated Fund is included in the Federated Fund's Statement of Additional Information dated December 31, 1999, and the Statement of Additional Information dated March 24, 2000 (relating to this Prospectus/Proxy Statement) and the Annual Report to Shareholders for the fiscal year ended October 31, 1999, each of which is incorporated herein by reference. Copies of the Statements of Additional Information and the Annual Report, which have been filed with the Securities and Exchange Commission (the "SEC"), may be obtained upon request and without charge by contacting the Federated Fund at 1-800-245-5051, option one, or by writing the Federated Fund at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, PA 15237-7000. The Federated Fund is subject to the informational requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by the Federated Fund can be obtained by calling or writing the Federated Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, D.C. located at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at certain of its regional offices located at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, IL 60661 and 13th Floor, Seven World Trade Center, New York, NY 10048. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates or from the SEC's Internet site at http://www.sec.gov.
              This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Federated Fund with the SEC under the 1933 Act, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Federated Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

WCT Equity Fund, a portfolio of WCT Funds
              Information about the WCT Equity Fund and the WCT Funds is contained in the WCT Equity Fund's current Prospectus dated December 31, 1999, the Annual Report to Shareholders for the fiscal year ended October 31, 1999, the Statement of Additional Information dated December 31, 1999, and the Statement of Additional Information dated March 24, 2000 (relating to this Prospectus/Proxy Statement), each of which is incorporated herein by reference. Copies of such Prospectus, Annual Report, and Statements of Additional Information, which have been filed with the SEC, may be obtained upon request and without charge from the WCT Equity Fund by calling 1-800-245-5051, option one, or by writing to the WCT Equity Fund at 5800 Corporate Drive, Pittsburgh, PA 15237-7010. The WCT Equity Fund is subject to the informational requirements of the 1933 Act, the 1934 Act and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by WCT Funds or its portfolio, the WCT Equity Fund, can be obtained by calling or writing the WCT Equity Fund and can also be inspected at the public reference facilities maintained by the SEC or obtained at prescribed rates at the addresses listed in the previous section or from the SEC's Internet site at http://www.sec.gov.

                               VOTING INFORMATION
              This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of the WCT Funds of proxies for use at the Special Meeting of Shareholders (the "Special Meeting") to be held at 2:00 p.m. on April 27, 2000 at: 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, and at any adjournments thereof. The proxy confers discretionary authority on the persons designated therein to vote on other business not currently contemplated which may properly come before the Special Meeting. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon; if no instructions are given, such proxy will be voted in favor of the Plan. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the WCT Funds an instrument revoking the proxy, by submitting a proxy bearing a later date or by attending and voting at the Special Meeting.
              The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Federated Investment Management Company. In addition to solicitations through the mails, proxies may be solicited by officers, employees and agents of the WCT Funds, Federated Investment Management Company and their respective affiliates at no additional cost to the WCT Equity Fund. Such solicitations may be by telephone, telegraph or personal contact. Federated Investment Management Company will reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

Outstanding Shares and Voting Requirements
              The Board of Trustees of the WCT Funds has fixed the close of business on March 7, 2000, as the record date for the determination of shareholders of the WCT Equity Fund entitled to notice of and to vote at the Special Meeting and any adjournments thereof. As of the record date, there were ________ shares of the WCT Equity Fund outstanding. Each of the WCT Equity Fund's shares is entitled to one vote and fractional shares have proportionate voting rights. On the record date, the Trustees and officers of the WCT Funds as a group owned less than 1% of the outstanding shares of the WCT Equity Fund. To the best knowledge of West Coast Trust, as of the record date, no person, except as set forth in the table below, owned beneficially or of record 5% or more of the WCT Equity Fund's outstanding shares.



                                                               Shares Owned                        Percent of
                Name and Address                        of Record and Beneficially             Outstanding Shares
-------------------------------------------------    ---------------------------------     ---------------------------

West Coast Trust Company, Inc.                                                                         __.__%
Portland, Oregon
              As of the record date, there were ____________ Shares of the
Federated Fund outstanding. On the record date, the Trustees and officers of the
Federated Fund as a group owned less than 1% of the outstanding Shares of the
Federated Fund. To the best knowledge of Federated Investment Management
Company, as of the record date, no person, except as set forth in the table below, owned beneficially or of record 5% or more of the Federated Fund's outstanding shares.

                                                                         Shares Owned               Percent of
      Shares                                                             of Record and          Outstanding Shares
                                    Name and Address                     Beneficially
--------------------     ----------------------------------------     --------------------    -----------------------




              Approval of the Plan requires the affirmative vote of a majority of the outstanding shares of the WCT Equity Fund. The votes of shareholders of the Federated Fund are not being solicited since their approval is not required in order to effect the Reorganization.
              One-half of the issued and outstanding shares of the WCT Equity Fund, represented in person or by proxy, will be required to constitute a quorum at the Special Meeting for the purpose of voting on the proposed Reorganization. For purposes of determining the presence of a quorum, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the 1940 Act, however, which governs this transaction, matters subject to the requirements of the 1940 Act, including the Reorganization, are determined on the basis of a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and "broker non-votes" as if they were votes against the Reorganization.

Dissenter's Right of Appraisal
              Shareholders of the WCT Equity Fund objecting to the Reorganization have no appraisal rights under the WCT Funds' Declaration of Trust or Massachusetts law. Under the Plan, if approved by WCT Equity Fund shareholders, each shareholder will become the owner of Shares of the Federated Fund having a total net asset value equal to the total net asset value of his or her holdings in the WCT Equity Fund at the Closing Date.

           OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

     Management of the WCT Funds knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other business shall properly come before the Special Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

     If at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

     Whether or not shareholders expect to attend the Special Meeting, all shareholders are urged to sign, fill in and return the enclosed proxy form promptly.

                                      A-19
                                                                       EXHIBIT A

                                       A-1
                      AGREEMENT AND PLAN OF REORGANIZATION

              AGREEMENT AND PLAN OF REORGANIZATION dated February __, 2000 (the "Agreement"), between FEDERATED STOCK TRUST, a Massachusetts business trust (hereinafter called the "Acquiring Fund"), and WCT FUNDS, a Massachusetts business trust (hereinafter called "WCT") on behalf of its portfolio WCT EQUITY FUND (hereinafter called the "Acquired Fund").
              This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
              WHEREAS, WCT and the Acquiring Fund are registered open-end management investment companies and the Acquired Fund owns securities in which the Acquiring Fund is permitted to invest;

     WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue shares of beneficial interest;

              WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and
              WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined under the 1940 Act), of WCT has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquired Fund shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;
              NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:
              1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND.
              1.1 Subject to the terms and conditions contained herein, the Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Acquired Fund, including all securities and cash beneficially owned by the Acquired Fund, and the Acquiring Fund agrees in exchange therefor to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3. Such transaction shall take place at the closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account, for the benefit of its shareholders on the stock record books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

1.2 The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

              1.3 On the Closing Date, proper instructions and all necessary documents to transfer to the account of the Acquiring Fund, free and clear of all liens, encumbrances, rights, restrictions and claims shall be delivered to State Street Bank and Trust Company (hereinafter called "State Street"), Boston, Massachusetts, the Acquired Fund's and Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund. All cash delivered shall be in the form of currency and immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.
              1.4 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividends or interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund thereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.
              1.5 As soon after the Closing Date as is conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record, determined as of the Valuation Time (as hereinafter defined in Section 2.1) (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share record books of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquiring Fund Shares due such shareholders, based on their ownership of shares of the Acquired Fund at the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. Share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. The foregoing steps are necessary and appropriate to effect the termination of the Acquired Fund. After the Closing Date, the Acquired Fund should not conduct any business except in connection with its termination.
              1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.
              1.7 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.8 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of WCT.
              2.    VALUATION.
              2.1 The value of the Acquired Fund's net assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Time"), using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information.
              2.2 The net asset value of each Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information.
              2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's net assets shall be determined by dividing the value of the net assets of the Acquired Fund, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of one Acquiring Fund Share as determined in accordance with paragraph 2.2.
              2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.
              3.    CLOSING AND CLOSING DATE.
              3.1 The Closing Date shall be April 28, 2000 or such later date as the parties may mutually agree. All acts taking place at the Closing on the Closing Date shall be deemed to take place simultaneously as of the Valuation Time unless otherwise provided. The Closing shall be held at the offices of the Acquiring Fund's investment adviser, Federated Investors Tower, Pittsburgh, PA 15222-3779, or such other place as the parties may mutually agree.
              3.2 If at the Valuation Time (a) the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
              3.3 Federated Shareholder Services Company, as transfer agent for each of the Acquired Fund and the Acquiring Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder at the Valuation Time. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption agreements, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
              4.    REPRESENTATIONS AND WARRANTIES.
              4.1 WCT represents and warrants to the Acquiring Fund as follows:
                    (a) WCT is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out this Agreement.
                    (b) WCT is registered under the 1940 Act, as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.
                    (c) WCT is not, and the execution, delivery and performance of this Agreement will not result, in material violation of WCT's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.
                    (d) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will result in liability to it after the Closing Date.
                    (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.
                    (f) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (g) The Statements of Assets and Liabilities of the Acquired Fund at October 31, 1998 and 1999 have been audited by Arthur Andersen, LLP, independent auditors, and have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

                    (h) Since October 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.
                    (i) At the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.
                    (j) For each fiscal year of its operation, the Acquired Fund has met the requirements of the Code for qualification and treatment as a regulated investment company.
                    (k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares.
                    (l) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.
                    (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of WCT's trustees and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
                    (n) The prospectus/proxy statement of the Acquired Fund (the "Prospectus/Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5 (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
                    (o) The Acquired Fund has entered into an agreement under which Federated Investment Management Company will assume the expenses of the reorganization including accountants' fees, legal fees, registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Acquired Fund's shareholders and the costs of holding the Special Meeting of Shareholders.
              4.2 The Acquiring Fund represents and warrants to WCT as follows:
                    (a) The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted and to carry out this Agreement.
                    (b) The Acquiring Fund is registered under the 1940 Act as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.
                    (c) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.
                    (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
                    (e) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (f) The Statement of Assets and Liabilities of the Acquiring Fund at October 31, 1998 and 1999, have been audited by Deloitte & Touche LLP, independent auditors, and have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates, and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein.

                    (g) Since October 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund.
                    (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.
                    (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of the Code for qualification and treatment as a regulated investment company.
                    (j) All issued and outstanding Shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.
                    (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund's Trustees, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
                    (l) The Prospectus/Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
                    (m) The Acquiring Fund has entered into an agreement under which Federated Investment Management Company will assume the expenses of the reorganization including accountants' fees, legal fees, registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Acquired Fund's shareholders and the costs of holding the Special Meeting of Shareholders.
              5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.
              5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.
              5.2 WCT will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
              5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
              5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Corporation's President and its Treasurer.
              5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Prospectus/Proxy Statement, referred to in paragraph 4.1(o), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.
              5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
              5.7 At or before the Valuation Time, the Acquired Fund shall have declared and paid a dividend or dividends, with a record date and ex-dividend date at or before the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable years ending on or prior to the Closing Date, and all of its net capital gain realized (after reduction for any capital loss carryforward), if any, in all taxable years ending on or prior to the Closing Date.
              6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.
              The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
              6.1 All representations and warranties of the Corporation contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.
              6.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund.
              6.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of WCT made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.
              7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.
                    The obligations of the Acquired Fund to consummate the transactions provided herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
              7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.
              7.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.
              7.3 There shall not have been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business since the date hereof other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of any indebtedness, except as otherwise disclosed to and accepted by the Acquired Fund.
              8. FURTHER CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND. If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.
              8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of WCT's Declaration of Trust and the 1940 Act.
              8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
              8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.
              8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
              8.5 The Acquiring Fund and WCT shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP substantially to the effect that for Federal income tax purposes:

     (a) The transfer of all of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares; (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their shares of the Acquired Fund; (d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares; (e) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization; (f) The tax basis of the Acquiring Fund Shares received by each of the Acquired Fund Shareholders pursuant to the Reorganization will be the same as the tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization; (g) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund; and (h) The holding period of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization).

              9.    TERMINATION OF AGREEMENT.
              9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of WCT or the Board of Trustees of the Acquiring Fund at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Fund Shareholders) if circumstances should develop that, in the opinion of either of the parties' Board, make proceeding with the Agreement inadvisable.
              9.2 If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees or officers of WCT or the Trust or the shareholders of the Acquiring Fund or of the Acquired Fund, in respect of this Agreement.
              10.   WAIVER.
                    At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of Trustees of the Acquiring Fund or the Board of Trustees of WCT, if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Acquired Fund, as the case may be.
              11.   MISCELLANEOUS.
              11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.
              11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements, and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be set forth in a later writing signed by the party to be bound thereby.
              11.3 This Agreement shall be governed and construed in accordance with the internal laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of laws.
              11.4 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
              11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
              11.6 The Acquired Fund is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust of the Acquiring Fund and agrees that the obligations assumed by the Acquiring Fund pursuant to this Agreement shall be limited in any case to the Acquiring Fund and its assets and the Acquired Fund shall not seek satisfaction of any such obligation from the shareholders of the Acquiring Fund, the trustees, officers, employees or agents of the Acquiring Fund or any of them.
              11.7 The Acquiring Fund is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust of WCT and agrees that the obligations assumed by the Acquired Fund pursuant to this Agreement shall be limited in any case to the Acquired Fund and its assets and the Acquiring Fund shall not seek satisfaction of any such obligation from the shareholders of the Acquired Fund, the trustees, officers, employees or agents of WCT or any of them.

              IN WITNESS WHEREOF, the Acquired Fund and the Acquiring Fund have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                         Acquired Fund:

                                         WCT FUNDS, on behalf of its portfolio,
Attest:                                  WCT EQUITY FUND



By:/s/                                   By:
                                              Name:
                                              Title:


/s/
Assistant Secretary

                                         Acquiring Fund:

                                         FEDERATED STOCK TRUST


Attest:



By:/s/                                   By:
                                              Name:
                                              Title:


/s/
Assistant Secretary





                       STATEMENT OF ADDITIONAL INFORMATION

                                February 17, 2000

                          Acquisition of the Assets of
                                 WCT EQUITY FUND
                                 a portfolio of
                                    WCT FUNDS
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                        Telephone Number: 1-888-592-8386

                        By and in exchange for shares of
                              FEDERATED STOCK TRUST
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010

                        Telephone Number: 1-800-245-5051

              This Statement of Additional Information dated March 24, 2000 is not a prospectus. A Prospectus/Proxy Statement dated March 24, 2000 related to the above-referenced matter may be obtained from Federated Stock Trust, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

                                TABLE OF CONTENTS

              1. Statement of Additional Information of Federated Stock Trust dated December 31, 1999.

               2. Statement of Additional Information of WCT Equity Fund, a portfolio of WCT Funds dated December 31, 1999.

               3. Financial Statements of Federated Stock Trust dated October 31, 1999.

              4. Financial Statements of WCT Equity Fund, a portfolio of WCT Funds, dated October 31, 1999.

The Statement of Additional Information of Federated Stock Trust (the "Trust")is incorporated herein by reference to Post-Effective Amendment No. 32 to the Trust's Registration Statement on Form N-1A (File Nos. 2-75756 and 811-3385) which was filed with the Securities and Exchange Commission on or about December 29, 1999. A copy may be obtained, upon request and without charge, from the Trust at 5800 Corporate Drive, Pittsburgh, PA 15237-7000; telephone number:
1-800-341-7400.

The Statement of Additional Information of WCT Equity Fund, a portfolio of WCT Funds, is incorporated herein by reference to Post-Effective Amendment No. 3 to WCT Funds' Registration Statement on Form N-1A (File Nos. 333-35785 and 811-08335) which was filed with the Securities and Exchange Commission on or about December 22, 1999. A copy may be obtained, upon request and without charge, from the WCT Funds at 5800 Corporate Drive, Pittsburgh, PA 15237-7010; telephone number: 1-888-592-8386.

The audited financial statements of the Trust are incorporated herein by reference to the Trust's Annual Report to Shareholders which was filed with the Securities and Exchange Commission on or about December 29, 1999. A copy may be obtained, upon request and without charge, from the Trust at 5800 Corporate Drive, Pittsburgh, PA 15237-7000; telephone number: 1-800-341-7400.

The audited financial statements of WCT Equity Fund are incorporated herein by reference to WCT Equity Fund's Annual Report to Shareholders which was filed with the Securities and Exchange Commission on or about December 29, 1999. A copy may be obtained, upon request and without charge, from the WCT Funds at 5800 Corporate Drive, Pittsburgh, PA 15237-7010; telephone number:
1-888-592-8386.

                           PART C - OTHER INFORMATION

Item 15.      Indemnification
              Indemnification is provided to Trustees and officers of the Registrant pursuant to the Registrant's Articles of Incorporation and Bylaws, except where such indemnification is not permitted by law. However, the Articles of Incorporation and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
              Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").
              Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
              Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940, as amended, for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Articles of Incorporation or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16.      Exhibits

1 Conformed copy of the Amended and Restated Declaration of Trust of the Registrant(4)

2.1      Copy of the Amended and Restated Bylaws of the Registrant(4)
2.2      Copy of Amendment No. 6 to Bylaws(4)
2.3      Copy of Amendment No. 7 to Bylaws(4)
2.3      Copy of Amendment No. 8 to Bylaws(4)

3        Not Applicable

4 Agreement and Plan of Reorganization dated February __, 2000, between Federated Stock Trust, and the WCT Funds, on behalf of its portfolio WCT Equity Fund, is included as Exhibit A to the Combined Prospectus/Proxy Statement of this Registration Statement*

5 Copy of Specimen Certificates for Shares of Beneficial Interest of the Registrant(2)

6        Conformed copy of Investment Advisory Contract of the Registrant(2)

7.1      Conformed copy of Distributor's Contract of the Registrant(2)
7.2 The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File Nos. 33-38550 and 811-6269)

8        Not Applicable

9.1 Conformed copy of Custodian Agreement of the Registrant(1) 9.2 Conformed copy of Custodian Fee Schedule(3)

10       Not Applicable

11 Form of Opinion and Consent of Counsel regarding legality of shares being issued*

12 Opinion of Dickstein Shapiro Morin & Oshinsky LLP regarding tax consequences of Reorganization (to be filed by Amendment)

13.1     Conformed copy of Amended and Restated Shareholder Services
          Agreement(3)
13.2     Conformed copy of Amended and Restated Agreement for Fund Accounting
           Services, Administrative Services,
        Shareholder Transfer Agency Services and Custody Services Procurement(4)
13.3 The Registrant hereby incorporates by reference the conformed copy of the Shareholder Services
         Sub-Contract between Fidelity and Federated Shareholder Services from
           Item 24(b)(9)(iii) of the
         Federated GNMA Trust Registration Statement on Form n-1A, filed with the Commission on March 25, 1996
         (File Nos. 2-75670 and 811-3375)

14.1 Conformed copy of Consent of Independent Auditors of Federated Stock Trust, Deloitte & Touche LLP* 14.2 Conformed copy of Consent of Independent Auditors of WCT Funds, Arthur Andersen LLP*

15       Not Applicable

16.1     Conformed copy of Power of Attorney(5)
16.2 Conformed copy of Power of Attorney of J. Thomas Madden, Chief Investment Officer(5)
16.3     Conformed copy of Power of Attorney of John F. Cunningham, Trustee(5)

17       Form of Proxy of WCT Equity Fund*

-------------------

*        Filed electronically.

1. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 23 on Form N-1A filed December 27, 1994, (File Nos. 2-75756 and 811-3385)

2. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 25 on Form N-1A filed December 21, 1995, (File Nos. 2-75756 and 811-3385)

3. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 28 on Form N-1A filed October 24, 1997, (File Nos. 2-75756 and 811-3385)

4. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 30 on Form N-1A filed October 30, 1998, (File Nos. 2-75756 and 811-3385)

5. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 32 on Form N-1A filed December 29, 1999, (File Nos. 2-75756 and 811-3385)

Item 17.      Undertakings
              (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
              (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
              (3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16 (12) of Form N-14 within a reasonable time after receipt of such opinion.

                                   SIGNATURES
              Pursuant to the requirements of the Securities Act of 1933, the Registrant, Federated stock Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania on the 17th day of February, 2000.

                               FEDERATED STOCK TRUST
                               (Registrant)



                               By:                           *
                                   Glen R. Johnson
                                   President

                                   SIGNATURES
              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 17th day of February, 2000:




                           *                President
                                            Glen R. Johnson


                           *                Trustee
                                            John F. Donahue


                           *                Trustee
                                            Thomas G. Bigley


                           *                Trustee
                                            John T. Conroy, Jr.


                           *                Trustee
                                            Nicholas P. Constantakis


                           *                Trustee
                                            John F. Cunningham


                           *                Trustee
                                            J. Christopher Donahue


                           *                Trustee
                                            Lawrence D. Ellis, M.D.


                           *                Trustee
                                            Peter E. Madden


                           *                Trustee
                                            Charles F. Mansfield, Jr.


                           *                Trustee
                                            John E. Murray, Jr.


                           *                Trustee
                                            Marjorie P. Smuts


                           *                Trustee
                                            John S. Walsh


1*By:    /s/ C. Grant Anderson              Attorney in Fact
         Assistant Secretary




                                                                      Exhibit 17



WCT EQUITY FUND
a Portfolio of
WCT FUNDS,
SPECIAL MEETING OF SHAREHOLDERS
April 27, 2000


WCT EQUITY FUND

a Portfolio of
WCT FUNDS.


CUSIP NO.

The undersigned shareholder(s) of the WCT Equity Fund, a portfolio of WCT Funds (the "WCT Equity Fund"), hereby appoint(s) C. Todd Gibson, Maureen A. Ferguson, Amy S. Wilson, and Alecia A. Allison or any of them true and lawful proxies, with power of substitution of each, to vote all shares of the WCT Equity Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on April 27, 2000, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010 at 2:00 p.m. (local time) and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

          The proxies named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER.

PROPOSAL


TO APPROVE OR DISAPPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE WCT FUNDS, ON BEHALF OF ITS PORTFOLIO WCT EQUITY FUND, AND FEDERATED STOCK TRUST PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS  X

KEEP THIS PORTION FOR YOUR RECORDS.
-----------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY.


WCT EQUITY FUND
a portfolio of
WCT FUNDS

RECORD DATE SHARES:  ______________________


                    VOTE ON THE PROPOSAL
        FOR                       AGAINST                    ABSTAIN
     -----------               ------------               -------------


Please sign EXACTLY as your name(s) appear(s) above. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all owners should sign.


------------------------------------


------------------------------------
Signature(s) of Shareholder(s)

Date: _______________________________



Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
412-288-1900 Phone
www.federatedinvestors.com

FEDERATED
World-Class Investment Manager

                           FEDERATED SECURITIES CORP.

                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779

                                February 17, 2000

Linda Stirling, Esq.
EDGAR Operations Branch
Securities and Exchange Commission
Office of Insurance Products
Room 10172, Stop 10-6
450 Fifth Street, Northwest
Washington, DC 20549

Re:        FEDERATED STOCK TRUST
           1933 Act File No. 2-75756
           1940 Act File No. 811-3385

Dear Ms. Stirling:

         Form N-14 under the Securities Act of 1933 to the Registration Statement of the above-referenced Registrant is being filed with the Commission today, Thursday, February 17, 2000. The N-14 relates to the acquisition of the assets of WCT Equity Fund, a portfolio of the WCT Funds, by and in exchange for Shares of the Federated Stock Trust, the Registrant.

         Assuming the Form N-14 of the Registrant meets with your approval, the Registrant and its principal underwriter, Federated Securities Corp., respectfully request, pursuant to Rule 461 under the Securities Act of 1933, that the effective date of the Registration Statement be accelerated to 11:00 A.M. on March 14, 2000 or as soon thereafter as the Commission shall deem appropriate. We are requesting accelerated effectiveness so that the Form N-14 Proxy/Prospectus for the shareholders of the WCT Equity Fund can meet the mail date of March 24th and allow adequate time for shareholders to review and mail back their proxies in time for the April 27, 2000 meeting date.

     Any questions or comments with respect to this filing may be directed to Amanda J. Reed at (412) 288-2284.

                              Very truly yours,



                              /s/ C. Grant Anderson
                              C. Grant Anderson
                              Assistant Secretary for Federated Stock Trust


                              /s/ Kirk A. Montgomery
                              Kirk A. Montgomery
                              Secretary for Federated Securities Corp.

Enclosures